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Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                          Jul 31, 2000
Current Due Period Ending                           Aug 31, 2000
Prior Distribution Date                             Aug 14, 2000
Distribution Date                                   Sep 14, 2000


Beginning Trust Principal Receivables           3,929,360,472.76

Average Principal Receivables                   3,929,064,488.82

FC&A Collections (Includes Recoveries)             67,400,602.73
Principal Collections                             117,953,258.04
Additional Balances                                50,984,550.89
Net Principal Collections                          66,968,707.15
Defaulted Amount                                   25,687,910.42
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,288,597.68

Beginning Participation Invested Amount           511,443,667.45
Beginning Participation Unpaid Principal Balance  511,443,667.44
Ending Participation Invested Amount              499,382,618.20
Ending Participation Unpaid Principal Balance     499,382,618.19

Accelerated Amortization Date                       Oct 31, 2002
Is it the Accelerated Amortization Period?  0=No               0

OC Balance as % of Ending Participation Invested          8.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 511,443,667.45
Numerator for Fixed Allocation                    524,168,382.95
Denominator - Max(Sum of Numerators, Principal  3,929,064,488.82
Receivables)
Applicable Allocation Percentage                        13.0169%
Investor FC&A Collections                           8,773,490.88

Series Participation Interest Default Amount
Numerator for Floating Allocation                 511,443,667.45
Denominator - Max(Sum of Numerators, Principal  3,929,064,488.82
Receivables)
Floating Allocation Percentage                          13.0169%
Series Participation Interest Default Amount        3,343,777.93


Principal Allocation Components
Numerator for Floating Allocation                 511,443,667.45
Numerator for Fixed Allocation                    524,168,382.95
Denominator - Max(Sum of Numerators, Principal  3,929,064,488.82
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           8.0000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               8.0000%
(c) Rate Sufficient to Cover Interest, Yield and         6.6012%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          511,443,667.44
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      3,523,278.60

Series Participation Interest Interest Shortfall            0.00
Previous Series Participation Interest Interest             0.00
Shortfall

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Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]  12,061,049.25

(a) Investor Principal Collections, [Max(b,h) or    8,717,271.32
e]
(b) prior to Accelerated Amort. Date or not Early 8,717,271.32 Amort. Period, [c*d]
(c) Floating Allocation Percentage                      13.0169%
(d) Net Principal Collections                      66,968,707.15
(e) after Accelerated Amort Date or Early Amort    15,735,900.67
Period, [f*g]
(f) Fixed Allocation Percentage                         13.3408%
(g) Collections of Principal
                                                  117,953,258.04

(h) Minimum Principal Amount, [Min(i,l)]            7,907,982.75
(i)  Floating Allocation Percentage of Principal   15,353,895.83
Collections
(j) 2.5% or 2.2% of the Series Participation 11,251,760.68 Interest Invested Amount
(k) Series Participation Interest Net Default       3,343,777.93
Payment Amount
(l)  the excess of (j) over (k)                     7,907,982.75

(m) Series Participation Interest Net Default       3,343,777.93
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections     8,773,490.88
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      3,523,278.60
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        3,343,777.93
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  852,406.11
Excess [Sec. 4.11(a)(vi)]                           1,054,028.24

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                1,369,744,351.26

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Series 1997-2  Owner Trust Calculations
Due Period                                           August 2000
Payment Date                                        Sep 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       12,061,049.25
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                         106,550.76

Series Participation Interest Monthly Interest      3,523,278.60

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,556,363.55
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           285,561.67
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           451,762.02
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             272,104.46
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        234,876.06
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal Balance
  Pay Class A-1 to Targeted Principal Balance-      6,162,543.86
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       2,894,651.82
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance         1,025,189.19
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant to              0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       844,273.44
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         1,134,390.94
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)           106,550.76
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided OC            0.00
>0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             616,060.08
Certificate - Sec. 3.05(a)(vii)

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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     1,134,390.94
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided           0.00
OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total          106,550.76
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback     1,027,840.18
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            8,442.73


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Household Consumer Loan Trust, 1997-2
Series 1997-2
Owner Trust Calculations
Due Period          Aug 31, 2000
Ending

Payment Date        Sep 15, 2000


Calculation of Interest Expense

Index (LIBOR)     6.618750%

Accrual end date         Sep 15, 2000

accrual beginning date   Aug 15, 2000

and days in Interest Period        31


                  Class A-1  Class A-2  Class A-3   Class B    Certificates  Overcoll
                                                                             Amount

Beginning       265,841,505 48,000,000  74,746,480  43,472,712 35,801,057  43,581,913
Unpaid
Principal
Balance

Previously                0          0          0            0          0
unpaid
interest/yield
Spread to index       0.18%      0.29%      0.40%        0.65%      1.00%

Rate (capped at   6.798750%  6.908750%  7.018750%    7.268750%  7.618750%
12.5%, 14%,
14%, 14%, 15%)

Interest/Yield    1,556,364    285,562    451,762      272,104    234,876
Payable on the
Principal
Balance

Interest on               0          0          0            0         0
previously
unpaid
interest/yield

Interest/Yield    1,556,364    285,562    451,762      272,104   234,876
Due

Interest/Yield    1,556,364    285,562    451,762      272,104   234,876
Paid

Summary

Beginning       265,841,505 48,000,000 74,746,480   43,472,712 35,801,057  43,581,913
Security
Balance

Beginning       265,841,505 48,000,000 74,746,480   43,472,712 35,801,057
Adjusted
Balance

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Principal Paid    6,269,095          0  2,894,652    1,025,189   844,273    1,134,391

Ending Security 259,572,411 48,000,000 71,851,828   42,447,523 34,956,783  42,554,073
Balance

Ending Adjusted 259,572,411 48,000,000 71,851,828   42,447,523 34,956,783
Balance

Ending                                                                 0
Certificate
Balance as %
Participation
Interest
Invested Amount

Targeted        259,678,961 54,932,088 71,851,828   42,447,523 34,956,783
Balance

Minimum                     16,000,000 30,000,000   19,000,000 14,000,000  17,000,000
Adjusted
Balance

Certificate                                                     5,044,264
Minimum Balance

Ending OC                                                                  24,972,863
Amount as
Holdback Amount

Ending OC                                                                 17,581,210
Amount as
Accelerated
Prin Pmts

Beginning Net          0.00       0.00       0.00         0.00      0.00      0.00
Charge offs

Reversals              0.00       0.00       0.00         0.00      0.00      0.00

Charge offs            0.00       0.00       0.00         0.00      0.00      0.00

Ending Net             0.00       0.00       0.00         0.00      0.00      0.00
Charge Offs

Interest/Yield   $1.7065390 $5.9492015 $5.0195780   $4.7737625 $5.5922871
Paid per $1000

Principal Paid   $6.8740073 $0.0000000 $32.1627980  $17.9857753 $20.1017486
per $1000




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